UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2018

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                      Results of Operations and Financial Condition.

On April 24, 2018, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release setting forth Edwards’ financial results for the first quarter of 2018. A copy of the press release is furnished as Exhibit 99.1, and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.                                      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated April 24, 2018, reporting Edwards’ financial results for the first quarter of 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Scott B. Ullem
Scott B. Ullem
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated April 24, 2018, reporting Edwards’ financial results for the first quarter of 2018.

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